EXHIBIT 99.1


                    RESIGNATION AGREEMENT AND GENERAL RELEASE

         This Resignation Agreement and General Release (this "Agreement") is hereby entered into by and between Bruce Mogel, an individual (the "Executive"), and Integrated Healthcare Holdings, Inc., a Nevada corporation (the "Company").

                                    RECITALS

      A. The Executive has been employed as Chief Executive Officer by the Company pursuant to an Amended Employment Agreement dated November 15, 2007, attached hereto as Exhibit A (the "Employment Agreement").

      B. The Legal Affairs Committee of the Company's Board of Directors has completed its investigation of various claims relative to Executive's alleged misconduct. The investigation was prompted by a written demand (the "OC-PIN Demand") made on the Company's Board of Directors by one of the Company's shareholders: I.E., Orange County Physicians Investment Network, LLC ("OC-PIN"). The OC-PIN Demand, among other things, insisted that the Company discharge Executive. OC-PIN issued this Demand in the midst of on-going litigation between OC-PIN and OC-PIN managing member, Anil V. Shah, M.D., on the one hand, and the Company, on the other (and after OC-PIN publicly announced its intent to take control of the Company's Board as a means of avoiding a trial on the merits of the Company's pending lawsuit against Dr. Shah), to ensure fairness and a thorough vetting of OC-PIN's claims the Company's Legal Affairs Committee hired an outside law firm - Paul, Hastings, Janofsky & Walker ("PHJW") - to give it advice and logistical support in conducting this investigation. OC-PIN thereafter filed a shareholder derivative action (the "OC-PIN Derivative Action") against the Executive based, among other things, on the allegations of the OC-PIN Demand. The OC-PIN Derivative Action is pending in the Superior Court of California, County of Orange, and is captioned OC-PIN V. MOGEL, ET AL., case no. 30-2008-00109286. Following the Legal Affairs Committee's collection and review of all presently known information relative to the claims in the OC-PIN Demand and the OC-PIN Derivative Action including, but not limited to, all information produced by OC-PIN and its counsel (either voluntarily and or in response to formal discovery served by the Company in the pending litigation), and following the Legal Affairs Committee's collection and review of all of the Company's and Executive's internally generated paper and electronic records relative to the claims, the investigation has now been deemed complete. That is, although the Company's Legal Affairs Committee reserves it right to re-open the investigation in the event new or additional material information comes to light, at this point the Legal Affairs Committee believes it now has sufficient information to reasonably and prudently make recommendations to the Company's full Board, and has received Board approval of the Committee's recommendations,
(1) in response to the OC-PIN Demand, (2) regarding the claims alleged in the OC-PIN Derivative Action, and (3) in connection with the Company's decision to enter into this Agreement.

      C. The Executive and the Company, each represented by legal counsel of their own choice, have independently determined that it is in their mutual best interests that the Executive resign his employment with the Company and any of its parents, direct or indirect subsidiaries, affiliates, divisions or related entities on the terms and conditions set forth in this Agreement.

      D. Nothing herein shall be construed as a finding of by the Company or the Company's Legal Affairs Committee of Executive's commission of wrongdoing of any sort. Similarly, nothing herein shall be deemed an admission of such wrongdoing or of liability of any sort by Executive.

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                                    AGREEMENT
                                    ---------

         In consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

      1. EFFECTIVE DATE. Except as otherwise provided herein, this Agreement shall be effective on the eighth day after it has been executed by Executive (the "Effective Date").

      2. RESIGNATION. The Executive hereby voluntarily, unconditionally and irrevocably resigns as an employee and officer of the Company and any of its parents, direct or indirect subsidiaries, affiliates, divisions or related entities (collectively referred to herein as "the Company and its Related Entities"), effective as of 5:00 p.m. PST, on December 31, 2008 (the "Resignation Date"). The Executive further voluntarily, unconditionally and irrevocably resigns his position as a director of the Company and each of its Related Entities, and all committees of the Board of Directors of the Company on which he serves, effective immediately upon execution of the Agreement. The Executive hereby also promises that, in conjunction with his resignation, he will execute the Recertification attached as Exhibit B. The Company and the Board of Directors of the Company hereby accept such resignations as of the Resignation Date and execution date respectively.

      3. CONSULTING SERVICES AFTER RESIGNATION OF EMPLOYMENT. The Executive and the Company agree that for a period not to exceed four (4) months following the Resignation Date ("Consulting Period"), the Executive will provide consulting services to the Company, which shall include performing the functions of the Company's Chief Executive Officer during such times as the Board of Directors requests. Executive understands and agrees that his consulting services will be provided to the Company on a full-time basis for the first month of the Consulting Period. During the final three (3) months of the Consulting Period, the Executive agrees to provide consulting services to the Company as needed by the Company and for an average of two and one half (2 1/2) days per week. The Executive and the Company agree that the Consulting Period may be terminated at any time by the Company after the first month; however, it is understood and agreed by the Executive and the Company that the Executive will be paid his current monthly salary for the full four (4) month Consulting Period if the Company terminates the Consulting Period prior to the expiration of the four (4) months. In the discretion of the Board of Directors, the Executive may retain the title of Chief Executive Officer while performing the functions of Chief Executive Officer. The Company and the Executive further agree that during the Consulting Period, the Executive may be invited to participate in meetings of the Board of Directors; however, the Executive will not have voting rights at such Board meetings. The Executive and the Company agree that, if the Company determines in its reasonable discretion that Executive is an employee rather than a consultant during all or any portion of the Consulting Period, the Company has the right to report payments to Executive during such period on Form W-2 and withhold all legally required taxes from such payments.

      4. CONTINUATION OF BENEFITS AFTER RESIGNATION OF EMPLOYMENT. Except as expressly provided in this Agreement or in the plan documents governing the Company's employee benefit plans, after the Resignation Date, the Executive will no longer be eligible for, receive, accrue, or participate in any other benefits or benefit plans provided by the Company and its Related Entities, including, without limitation, medical, dental and life insurance benefits, and Commerce's 401(k) retirement plan; provided, however, that nothing in this Agreement shall waive the Executive's right to any vested amounts in the Company's 401(k) retirement plan, which amounts shall be handled as provided in the plan.


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      (a) MEDICAL AND DENTAL COVERAGE. The Company shall provide the Executive with continuation coverage under the terms of current medical and dental insurance plan for a period of twelve (12) months following the Resignation Date. In the event the terms and conditions of the Company's insurance plans do not allow for such continuation, the Company shall reimburse the Executive for the reasonable costs of equivalent coverage for the same twelve (12) month period, provided however, that such monthly reimbursement amount shall not exceed 110% of the monthly amount the Company is paying for Executive's coverage as of the Resignation Date. Thereafter, the Executive shall have the right to continue such coverage at his own expense in accordance with the provisions of COBRA.

      (b) SALARY THROUGH RESIGNATION DATE. No later than one business day after the Resignation Date, the Company shall pay the Executive the prorated portion of his salary earned through the Resignation Date and all accrued but unused vacation earned through the Resignation Date. If the Company makes payment as referenced in this section, Executive will acknowledge and agree that he has been paid for all earned wages and accrued vacation through the Resignation Date.

      (c) CORPORATE CREDIT CARD. The Executive shall continue to retain the Company's corporate credit card for use during the Consulting Period. The terms and conditions for use of the card, as well as reporting and expense reimbursement requirements, shall be the same as those in effect prior to the Resignation Date.

      (d) AUTOMOBILE. During the Consulting Period, the Executive may continue to use the BMW automobile provided to him by the Company and the Company agrees to provide to the Executive an automobile and insurance allowance of $2,000 per month. Prior to the conclusion of the Consulting Period, the Company shall make a written demand on Larry Anderson that he transfer his ownership interest in the automobile to the Company. Upon the conclusion of the Consulting Period, the Company will transfer to the Executive its ownership interest in the automobile, which will include whatever interest, if any, Larry Anderson transferred to the Company. If the Executive refuses to accept title to the automobile as offered pursuant to the terms of this Section, the Company shall retain the automobile.

      (e) LAPTOP COMPUTER. At the conclusion of the Consulting Period, the Executive will be allowed to retain for his personal use, the Apple laptop computer purchased by the Company. The Executive understands that as a condition for retaining the laptop for his personal use, at the conclusion of the Consulting Period, the Executive will comply with the Company's policies and practices regarding inspection of the laptop and removal of all proprietary and confidential Company information.

      (f) SPECIAL PAYMENTS. In return for the Executive's promises in this Agreement, the Company shall provide to Executive eight (8) special payments of $43,750, less any deductions required by law, which is equal to eight (8) months of salary, after the termination of the four-month consulting period as outlined in Section 3, above. The foregoing eight special payments will be paid monthly, starting on the Company's first regular pay day following the date the four-month Consulting Period expires. The payments shall be made, at the option of the Executive, by checks mailed to the Executive or direct deposit to an account specified by him.


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      5. ACKNOWLEDGEMENT OF TOTAL COMPENSATION AND INDEBTEDNESS. The Executive
acknowledges and agrees that the cash payments under Sections 3 and 4 of this Agreement extinguish any and all obligations for monies, or other compensation or benefits that the Executive claims or could claim to have earned or claims or could claim is owed to him as a result of his employment by the Company and its Related Entities through the Resignation Date, under the Employment Agreement or otherwise. Any bonus plans and any equity-based compensation plan, including restricted stock agreements and stock option grant plans, are hereby cancelled and will have no further force and effect. The Executive acknowledges and agrees that the stock option grant for 600,000 shares approved by the Board of Directors of the Company in August 2008 is hereby cancelled in its entirety as of the Effective Date, including any vested and unvested portions of such option grant.

      6. TAX CONSEQUENCES. The Executive acknowledges that (a) the Company has not made any representations to him about, and that he has not relied upon any statement in this Agreement with respect to, any individual tax consequences that may arise by virtue of any payment provided under this Agreement, including, but not limited to, the applicability of Section 409A of the Internal Revenue Code, and (b) he has or will consult with his own tax advisors as to any such tax consequences.

7. STATUS OF RELATED AGREEMENTS.

            (a) AGREEMENTS BETWEEN THE EXECUTIVE AND THE COMPANY. The Executive and the Company agree that, in addition to this Agreement, the Employment Agreement, attached hereto as Exhibit A is the only other executed agreement between the Company and the Executive that relates to the terms and conditions of Executive's employment with the Company.

            (b) EMPLOYMENT AGREEMENT. The parties agree that the Employment Agreement shall be terminated as of the Resignation Date. Notwithstanding the termination of the Employment Agreement, the Executive acknowledges that the duties and obligations set forth in Sections 7.7 through 9.2 of the Employment Agreement extend beyond the Resignation Date. In the event that any provision of this Agreement conflicts with Sections 7.7 through 9.2 of the Employment Agreement, the terms and provisions of the section(s) providing the greatest protection to the Company and its Related Entities shall control.

            (c) INDEMNIFICATION. Notwithstanding the termination of the Employment Agreement or any provision of this Agreement, the Executive and the Company acknowledge and agree that the promise of indemnification contained in
Section 8 of the Employment Agreement shall remain in full force and effect in accordance with its terms. In addition, nothing in this Agreement is intended to modify, restrict, reduce, or eliminate any rights of indemnification that Executive has under the Articles of Incorporation or By-laws of the Company or under applicable law. Without limiting the generality of the foregoing, the Company acknowledges its agreement to indemnify and advance fees to Executive in connection with the OC PIN Derivative Action subject to the Company's reservation of rights to require Executive to return all funds to the Company in the event it is determined that the indemnification of Executive was inappropriate.


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

            (d) D & O INSURANCE. The Company agrees that it shall take no action to modify, restrict, reduce, or eliminate Executive's rights to coverage as may or may not be provided under the terms and conditions of the Company's D&O insurance policy.

      8. RELEASE BY THE EXECUTIVE. Except as otherwise expressly provided in this Agreement, the Executive, for himself and his heirs, executors, administrators, assigns, affiliates, successors and agents (collectively, the "Executive's Affiliates") hereby fully and without limitation releases and forever discharges the Company and its Related Entities, and each of their respective current agents, representatives, attorneys, investigators, officers, directors, employees, affiliates, successors and assigns (collectively, the "Company Releasees"), both individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent, which the Executive or any of the Executive's Affiliates has or may have or may claim to have against the Company Releasees by reason of any matter, cause, or thing whatsoever, from the beginning of time to the Effective Date ("Claims"), including, without limiting the generality of the foregoing, any Claims arising out of, based upon, or relating to the recruitment, hiring, employment, relocation, remuneration, investigation, or termination of the Executive by any of the Company Releasees, the Executive's tenure as an employee and/or an officer of any of the Company Releasees, any agreement or compensation arrangement between the Executive and any of the Company Releasees (including, without limitation, the Employment Agreement), or any act or occurrence in connection with any actual, existing, proposed, prospective or claimed ownership interest of any nature of the Executive or the Executive's Affiliates in equity capital or rights in equity capital or other securities of any of the Company Releasees, to the maximum extent permitted by law. The Executive specifically and expressly releases any Claims arising out of or based on: the California Fair Employment and Housing Act, as amended; Title VII of the Civil Rights Act of 1964, as amended; the Americans With Disabilities Act; the National Labor Relations Act, as amended; the Equal Pay Act; ERISA; any provision of the California Labor Code; the California common law on fraud, misrepresentation, negligence, defamation, infliction of emotional distress or other tort, breach of contract or covenant, violation of public policy or wrongful termination; state or federal wage and hour laws; or any other state or federal law, rule, or regulation dealing with the employment relationship or operating a publicly held business, provided, however, nothing contained in this
Section 8 or any other provision of this Agreement shall release or waive any right that Executive has to (i) indemnification and/or reimbursement of expenses by the Company with respect to which Executive may be eligible as provided in
Section 7(c), above, (ii) coverage under any D&O insurance policy as provided in
Section 7(d) above, (iii) any vested rights Executive has with respect to any employee benefit plan sponsored by the Company, or (iv) to pursue any claims for defamation or malicious prosecution.

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

      9. WAIVER OF CIVIL CODE SECTION 1542.

            (a) The Executive understands and agrees that the release provided herein extends to all Claims released above whether known or unknown, suspected or unsuspected. The Executive expressly waives and relinquishes any and all rights he may have under California Civil Code Section 1542, which provides as follows:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

            (b) The Executive expressly waives and releases any rights and benefits, which he has or may have under any similar law or rule of any other jurisdiction. It is the intention of each party through this Agreement to fully, finally and forever settle and release the Claims as set forth above. In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery of any additional Claims or facts relating thereto.

      10. RELEASE OF FEDERAL AGE DISCRIMINATION CLAIMS BY THE EXECUTIVE. The Executive hereby knowingly and voluntarily waives and releases all rights and claims, known or unknown, arising under the Age Discrimination In Employment Act of 1967, as amended, which he might otherwise have had against the Company or any of the Company Releasees regarding any actions which occurred prior to the Effective Date.

      11. RIGHTS UNDER THE OLDER WORKERS BENEFIT PROTECTION ACT. In accordance with the Older Workers Benefit Protection Act of 1990, the Executive hereby is advised of the following:

            (a) The Executive has the right to consult with an attorney before signing this Agreement and is encouraged by the Company to do so;

            (b) The Executive has twenty-one (21) days from his receipt of this Agreement to consider it; and

            (c) The Executive has seven (7) days after signing this Agreement to revoke Sections 5, 8 and 10 of this Agreement (which must be revoked in their entirety and as a group), and such Sections of this Agreement (as a group) will not be effective until that revocation period has expired without exercise. The Executive agrees that in order to exercise his right to revoke this Agreement within such seven (7) day period, he must do so in a signed writing delivered to the Company's General Counsel before the close of business on the seventh calendar day after he signs this Agreement. If the Executive exercises his right to revoke, he will not be entitled to the eight (8) months of special payments and benefits provided in this Agreement.


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

      12. THE COMPANY'S REJECTION OF THE CLAIMS AND CAUSES OF ACTION IN OC-PIN DEMAND AND OC-PIN DERIVATIVE ACTION. Following the investigation described in Recital B, a thorough review of the information derived therefrom by the Company's Legal Affairs Committee, and given Employee's resignation, the Company has made a determination that it is not in the Company's interests to pursue any of the claims or causes of action described in the OC-PIN Demand or OC PIN Derivative Action. To this end, the Company previously moved for, and secured, a judicial determination from the Orange County Superior Court under California Corporations Code section 800 that there is no reasonable possibility that the prosecution of such claims and causes of action will benefit the Company or its shareholders. Further, the Company is presently seeking summary dismissal of the claims and causes of action in OC-PIN's Demand and Derivative Action related to Employee's alleged interference with the Company's past financing options. Based upon the foregoing, the Company agrees that (i) it will continue to prosecute in good faith the motion for summary judgment filed in OC-PIN Derivative Action,
(ii) it will seek dismissal of all remaining claims in the OC-PIN Derivative Action in the event the Court lifts the current stay of such claims, and if, in the Company's good faith determination, it concludes that such a motion is tenable and appropriate, and (iii) it will not file any claims against Executive unless facts or evidence not known at the time of the execution of this Agreement provide a reasonable basis for the assertion of such claim.

      13. NO FILINGS. The Executive represents that he has not filed any lawsuits, claims, charges or complaints against the Company or the Company Releasees with any local, state or federal agency or court from the beginning of time to the date of execution of this Agreement; that he will not do so at any time hereafter based upon events prior to the date of execution of this Agreement; that he will not induce, encourage, solicit or assist any other person or entity to file or pursue any proceeding of any kind against the Company or the Company Releasees or voluntarily appear or invite a subpoena to testify in any such legal proceeding; and that, if any such agency or court ever assumes jurisdiction over any such lawsuit, claim, charge or complaint and/or purports to bring any legal proceeding, in whole or in part, on behalf of the Executive based upon events occurring prior to the execution of this Agreement, the Executive will request such agency or court to withdraw from and/or to dismiss the lawsuit, claim, charge or complaint with prejudice. It shall not be a breach of this Section 13 for Executive to testify truthfully in any judicial or administrative proceeding.

      14. CONFIDENTIAL AND PROPRIETARY INFORMATION. The Executive acknowledges that certain information, observations and data obtained by him during the course of or related to his employment with the Company and its Related Entities or during the Consulting Period (including, without limitation, projection programs, business plans, business matrix programs (I.E., measurement of business), strategic financial projections, certain financial information, shareholder information, product design information, marketing plans or proposals, personnel information, customer lists and other customer information) are the sole property of the Company and its Related Entities and constitute Confidential Information. The Executive represents and warrants that at the termination of the Consulting Period, he will return all files, customer lists, financial information and other property of the Company and its Related Entities that are in the Executive's possession or control without retaining copies thereof. The Executive agrees that he will not disclose to any person or use any such information, observations or data without the written consent of the Board of Directors of the Company. If the Executive is served with a deposition subpoena or other legal process calling for the disclosure of such information, or if he is contacted by any third person requesting such information, he will notify the Company's General Counsel as soon as is reasonably practicable after receiving notice and will cooperate with the Company and its Related Entities in minimizing the disclosure thereof.

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      15. REMEDIES. The Executive acknowledges that any unfair competition or misuse of trade secret or Confidential Information belonging to the Company and its Related Entities, or any violation of Sections 13 and 15 of this Agreement, will result in irreparable harm to the Company and its Related Entities, and therefore, the Company and its Related Entities shall, in addition to any other remedies, be entitled to immediate injunctive relief. In addition, in the event of a breach of any provision of the Agreement by the Executive, including any undiscovered material violations of securities laws or accounting rules caused by Executive directly or through his failure to discharge his duties as Chief Executive Officer, the Executive shall forfeit, and the Company and its Related Entities may, without excluding other remedies available to them, cease paying any unpaid special payments, and the Company and its Related Entities shall be entitled to an award in the amount of all special payments made under this Agreement by the Company to the Executive..

      16. COOPERATION CLAUSE. The Executive will cooperate and assist the Company and the Company's attorneys in connection with pending litigation against the Company or other pending legal proceedings involving the Company. The Executive and the Company agree that the Company will issue the resignation announcement attached hereto as Exhibit C. For so long as the Executive maintains the title of Chief Executive Officer or performs the functions of that position, he will execute all filings and certifications on behalf of the Company required of the principal executive officer of the Company under applicable federal and state laws and regulation (including without limitation the Company's filings with the Securities and Exchange Commission and the certifications required by Rules 13a-14(a) and (b) under the Securities Exchange Act of 1934, as amended) provided that Executive in good faith agrees with the content of such filings and certifications. The Executive also agrees to execute all documents and instruments deemed necessary or appropriate by the Company to effect a smooth and efficient conclusion of his employment and transition to the successor Chief Executive Officer, including but not limited to agreements terminating proxies and voting agreements granted to Executive by shareholders of the Company as requested by the applicable shareholder(s). The Executive will fully and promptly respond to reasonable inquiries from the Company and its representatives relating to pending matters in which the Executive has been involved.

      17. NO FUTURE EMPLOYMENT. With the exception of the Consulting Period detailed in Section 3 above, the Executive understands that his employment with the Company and its Related Entities will irrevocably end as of the Resignation Date and will not be resumed at any time in the future. The Executive agrees that he will not apply for, seek or accept employment by the Company and its Related Entities at any time, unless invited to do so by the Company and its Related Entities.

      18. NON-DISPARAGEMENT. The Executive agrees not to disparage or otherwise publish or communicate derogatory statements about the Company and its Related Entities and any director, officer or manager and/or the products and services of these entities to any third party. It shall not be a breach of this Section 20 for the Executive to testify truthfully in any judicial or administrative proceeding, or to make factually accurate statements in legal or public filings. The Company and its officers and directors agree not to disparage or otherwise publish or communicate derogatory statements about Executive. It shall not be a breach of this Section 20 for the Executive or Company personnel to testify truthfully in any judicial or administrative proceeding, or to make factually accurate statements in legal or public filings.


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      19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

      20. WAIVER OF RIGHT TO JURY TRIAL. The Executive and the Company hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by the Executive or the Company and its Related Entities, shall be submitted to binding arbitration in the State of California, County of Orange. The parties hereby waive trial by jury in connection with any future dispute between them, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder.

      21. ATTORNEYS' FEES. Except as otherwise provided herein, in any action, litigation or proceeding between the parties arising out of or in relation to this Agreement, including any purported breach of this Agreement, the prevailing party shall be entitled to an award of its costs and expenses, including reasonable attorneys' fees.

      22. NON-ADMISSION OF LIABILITY. The parties understand and agree that neither the payment of any sum of money nor the execution of this Agreement by the parties will constitute or be construed as an admission of any wrongdoing or liability whatsoever by any party.

      23. SEVERABILITY. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

      24. ENTIRE AGREEMENT. This Agreement, together with the attachments hereto, represents the sole and entire agreement among the parties and, except as expressly stated herein, supersedes all prior agreements, negotiations and discussions among the parties with respect to the subject matters contained herein.

      25. WAIVER. No waiver by any party hereto at any time of any breach of, or compliance with, any condition or provision of this Agreement to be performed by any other party hereto may be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

      26. AMENDMENT. This Agreement may be modified or amended only if such modification or amendment is agreed to in writing and signed by duly authorized representatives of the parties hereto, which writing expressly states the intent of the parties to modify this Agreement.


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      27. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original as against any party that has signed it, but all of which together will constitute one and the same instrument.

      28. ASSIGNMENT. This Agreement inures to the benefit of and is binding upon the Company and its successors and assigns, but the Executive's rights under this Agreement are not assignable, except to his estate.

      29. NOTICE. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered; (b) if sent by telecopy or facsimile (except for legal process); or (c) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

         If to the Executive:    Bruce Mogel
                                 ________________________
                                 ________________________
                                 Fax: ___________________

         If to the Company:      Integrated Healthcare Holdings, Inc.
                                 1301 North Tustin Avenue
                                 Santa Ana, California 92705
                                 Attn:  Scott Schoeffel, General Counsel
                                 Fax: (714) _________________

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above. Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third day after being sent by first class, certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery; or if given by telecopy or facsimile machine during normal business hours on a business day, when confirmation of transmission is indicated by the sender's machine; or if given by telecopy or facsimile machine at any time other than during normal business hours on a business day, the first business day following when confirmation of transmission is indicated by the sender's machine. Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

      30. MISCELLANEOUS PROVISIONS.

            (a) The parties represent that they have read this Agreement and fully understand all of its terms; that they have conferred with their attorneys, or have knowingly and voluntarily chosen not to confer with their attorneys about this Agreement; that they have executed this Agreement without coercion or duress of any kind; and that they understand any rights that they have or may have and sign this Agreement with full knowledge of any such rights.


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            (b) Both parties have participated in the drafting of this Agreement with the assistance of counsel to the extent they desired. The language in all parts of this Agreement must be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular must be construed to have been used in the plural, and vice versa, and each gender must include any other gender. The captions of the Sections of this Agreement are for convenience only and must not affect the construction or interpretation of any of the provision herein.

            (c) Each provision of this Agreement to be performed by a party hereto is both a covenant and condition, and is a material consideration for the other party's performance hereunder, and any breach thereof by the party will be a material default hereunder. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement are cumulative and no one of them is exclusive of any other. Time is of the essence in the performance of this Agreement.

            (d) Each party acknowledges that no representation, statement or promise made by any other party, or by the agent or attorney of any other party, except for those in this Agreement, has been relied on by him or it in entering into this Agreement.

            (e) Each party understands that the facts with respect to which this Agreement is entered into may be materially different from those the parties now believe to be true. Except in the case where the existence of any additional or different facts constitutes the breach of a representation or warranty, each party accepts and assumes this risk and agrees that this Agreement and the releases in it shall remain in full force and effect, and legally binding, notwithstanding the discovery or existence of any additional or different facts, or of any claims with respect to those facts.

            (f) Unless expressly set forth otherwise, all references herein to a "day" are deemed to be a reference to a calendar day. All references to "business day" mean any day of the year other than a Saturday, Sunday or a public or bank holiday in Orange County, California. Unless expressly stated otherwise, cross-references herein refer to provisions within this Agreement and are not references to the overall transaction or to any other document.

            (g) Each party to this Agreement will cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.


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


         EACH OF THE PARTIES ACKNOWLEDGES THAT HE/IT HAS READ THIS AGREEMENT, UNDERSTANDS IT AND IS VOLUNTARILY ENTERING INTO IT, AND THAT IT INCLUDES A WAIVER OF THE RIGHT TO A TRIAL BY JURY, AND, WITH RESPECT TO THE EXECUTIVE, HE UNDERSTANDS THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below.



"EXECUTIVE"                       /s/ Bruce Mogel
                                  --------------------------------------------
                                  BRUCE MOGEL

                                  Dated: November 4, 2008


"COMPANY"                         INTEGRATED HEALTHCARE HOLDINGS, INC.,
                                  a Nevada corporation

                                  By: /s/ Maurice DeWald
                                      ----------------------------------------

                                  Printed Name: Maurice DeWald

                                  Title: Chairman of the Board

                                  Dated: November 4, 2008



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